UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

Andatee China Marine Fuel Services Corporation

(Exact name of registrant as specified in its charter)

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Delaware	001-34608	80-0445030
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

290 Kangji East Building 22nd Floor, Tianmu West Road, Zhabei District, Shanghai City,

People’s Republic of China

(Addres s of Principal Executive Office) (Zip Code)

011 (8621) 50152581

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed in Andatee China Marine Fuel Services Corporation’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and as updated in its subsequent Quarterly Reports on Form 10-Q, the Company and certain of its officers and directors have been named as defendants in several shareholder lawsuits filed in the Court of Chancery of the State of Delaware in connection with a contemplated “going private” proposal by the Company’s Chief Executive Officer and majority shareholder, An Fengbin. Namely, these shareholder lawsuits include complaints entitled (i) George Durgin v. An Fengbin, Wen Jiang, Wen Tong, Francis N.S. Leong, Hou Yudong and Andatee China Marine Fuel Services Corporation, purportedly on behalf of all similarly situated persons, (ii) Roger and Lauresteine Marin v. Andatee China Marine Fuel Services Corporation, An Fengbin, Wen Jiang, Wen Tong, Francis N.S. Leong, and Hou Yudong, purportedly on behalf of all similarly situated persons, (iii) Harlow Greguire v. An Fengbin, Wen Tong, Wen Jiang, Francis N.S. Leong, Hou Yudong and Andatee China Marine Fuel Services Corporation, purportedly on behalf of all similarly situated persons, and (iv) Benjamin L. Padnos v. Andatee China Marine Fuel Services Corporation, An Fengbin, Wen Tong, Wen Jiang, Francis N.S. Leong, and Hou Yudong, purportedly on behalf of all similarly situated persons (collectively, the “Shareholder Complaints”).

On September 7 and 12, 2012, respectively, the Court of Chancery of the State of Delaware granted Notices of Voluntary Dismissals filed by plaintiffs in each of the Shareholder Complaints. The plaintiffs in each of the foregoing Shareholder Complaints dismissed actions against all defendants in each of the complaints without prejudice. No consideration was paid to the plaintiffs or their attorneys in connection with the dismissals.

The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andatee China Marine Fuel Services Corporation

By:	/s/ Haipeng Wang
Haipeng Wang, Chief Financial Officer

Date: September 25, 2012